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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):    NOVEMBER 4, 1999

                           GATEWAY ENERGY CORPORATION
             (Exact name of registrant as specified in its charter)

       DELAWARE                     1-4766                   44-0651207
(State of incorporation)    (Commission File Number)   (IRS Employer ID Number)

                          500 DALLAS STREET, SUITE 2615
                                HOUSTON, TX 77002

                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (713) 336-0844

          (Former name or former address, if changed since last report)
                                       N/A


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Item 5.    Other Events

         On November 4, 1999, the Board of Directors approved a change in the Company's fiscal year-end from February 28/29 to December 31. The Company will file a Transition Report on Form 10-KSB for the transition period from March 1, 1999 through December 31, 1999 on or before March 30, 2000.

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Gateway Energy Corporation
                                        (Registrant)

                                        By: /s/ S. D. HEFLIN
                                           --------------------
                                        S. D. Heflin
                                        Chief Financial Officer